                                 Exhibit 10.22
                                 -------------



                                LEASE AGREEMENT
                          (Capital One Realty, Inc.)

                        (Tax Retention Operating Lease)
                         Dated as of September 3, 1999

                                    between

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                               not individually,
                          but solely as Owner Trustee
                  under the Capital One Realty Trust 1998-1,
                                   as Lessor

                                      and

                           CAPITAL ONE REALTY, INC.,
                                   as Lessee



-------------------------------------------------------------------------------
This Lease Agreement is subject to a security interest in favor of Bank of America, N.A., as Administrative Agent (the "Agent") under a Security Agreement dated as of September 3, 1999, between First Security Bank, National Association, not individually except as expressly stated therein, but solely as Owner Trustee under the Capital One Realty Trust 1998-1 and the Agent, as amended, modified, supplemented, restated and/or replaced from time to time. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                               TABLE OF CONTENTS

ARTICLE I............................................................................   1
     1.1 Definitions.................................................................   1
     1.2 Interpretation..............................................................   2
ARTICLE II...........................................................................   2
     2.1 Property....................................................................   2
     2.2 Lease Term..................................................................   2
     2.3 Title.......................................................................   2
     2.4 Lease Supplements...........................................................   2
ARTICLE III..........................................................................   3
     3.1 Rent........................................................................   3
     3.2 Payment of Basic Rent.......................................................   3
     3.3 Supplemental Rent...........................................................   3
     3.4 Performance on a Non-Business Day...........................................   4
     3.5 Rent Payment Provisions.....................................................   4
ARTICLE IV...........................................................................   4
     4.1 Taxes; Utility Charges......................................................   4
ARTICLE V............................................................................   5
     5.1 Quiet Enjoyment.............................................................   5
ARTICLE VI...........................................................................   5
     6.1 Net Lease...................................................................   5
     6.2 No Termination or Abatement.................................................   6
ARTICLE VII..........................................................................   6
     7.1 Ownership of the Property...................................................   6
ARTICLE VIII.........................................................................   7
     8.1 Condition of the Property...................................................   7
     8.2 Possession and Use of the Property..........................................   8
ARTICLE IX...........................................................................   9
     9.1 Compliance With Legal Requirements and Insurance Requirements...............   9
ARTICLE X............................................................................   9
     10.1 Maintenance and Repair; Return.............................................   9
     10.2 Environmental Inspection...................................................  10
ARTICLE XI...........................................................................  11
     11.1 Modifications..............................................................  11
ARTICLE XII..........................................................................  11
     12.1 Warranty of Title..........................................................  11
ARTICLE XIII.........................................................................  12
     13.1 Permitted Contests Other Than in Respect of Indemnities....................  12
ARTICLE XIV..........................................................................  13
     14.1 Public Liability and Workers' Compensation Insurance.......................  13
     14.2 Permanent Hazard and Other Insurance.......................................  13
     14.3 Coverage...................................................................  14
ARTICLE XV...........................................................................  15
     15.1 Casualty and Condemnation..................................................  15

     15.2  Environmental Matters......................................................  17
     15.3  Notice of Environmental Matters............................................  17
ARTICLE XVI...........................................................................  18
     16.1  Termination Upon Certain Events............................................  18
     16.2  Procedures.................................................................  18
ARTICLE XVII..........................................................................  18
     17.1  Lease Events of Default....................................................  18
     17.2  Surrender of Possession....................................................  21
     17.3  Reletting..................................................................  21
     17.4  Damages....................................................................  21
     17.5  Power of Sale..............................................................  22
     17.6  Final Liquidated Damages...................................................  22
     17.7  Lessee's Purchase Option During Default....................................  23
     17.8  Waiver of Certain Rights...................................................  23
     17.9  Assignment of Rights Under Contracts.......................................  23
     17.10 Remedies Cumulative........................................................  24
ARTICLE XVIII.........................................................................  24
     18.1  Lessor's Right to Cure Lessee's Lease Defaults.............................  24
ARTICLE XIX...........................................................................  24
     19.1  Provisions Relating to Lessee's Exercise of its Purchase Option............  24
     19.2  No Purchase or Termination With Respect to Less than All of a Property.....  24
ARTICLE XX............................................................................  25
     20.1  Purchase Option or Sale Option-General Provisions..........................  25
     20.2  Lessee Purchase Option.....................................................  26
     20.3  Third Party Sale Option....................................................  26
ARTICLE XXI...........................................................................  27
     21.1  [Intentionally Omitted]....................................................  27
ARTICLE XXII..........................................................................  27
     22.1  Sale Procedure.............................................................  27
     22.2  Application of Proceeds of Sale............................................  29
     22.3  Indemnity for Excessive Wear...............................................  29
     22.4  Appraisal Procedure........................................................  29
     22.5  Certain Obligations Continue...............................................  30
ARTICLE XXIII.........................................................................  30
     23.1  Holding Over...............................................................  30
ARTICLE XXIV..........................................................................  31
     24.1  Risk of Loss...............................................................  31
ARTICLE XXV...........................................................................  31
     25.1  Assignment.................................................................  31
     25.2  Subleases..................................................................  31
ARTICLE XXVI..........................................................................  32
     26.1  No Waiver..................................................................  32
ARTICLE XXVII.........................................................................  32
     27.1  Acceptance of Surrender....................................................  32
     27.2  No Merger of Title.........................................................  32

ARTICLE XXVIII.......................................................................  33
     28.1  Incorporation of Covenants................................................  33
ARTICLE XXIX.........................................................................  34
     29.1  Notices...................................................................  34
ARTICLE XXX..........................................................................  35
     30.1  Miscellaneous.............................................................  35
     30.2  Amendments and Modifications..............................................  35
     30.3  Successors and Assigns....................................................  35
     30.4  Headings and Table of Contents............................................  36
     30.5  Counterparts..............................................................  36
     30.6  GOVERNING LAW.............................................................  36
     30.7  Calculation of Rent.......................................................  36
     30.8  Memoranda of Lease and Lease Supplements..................................  36
     30.9  Allocations between the Lenders and the Holders...........................  36
     30.10 Limitations on Recourse...................................................  37
     30.11 WAIVERS OF JURY TRIAL.....................................................  37
     30.12 Exercise of Lessor Rights.................................................  37
     30.13 Submission To Jurisdiction; Waivers.......................................  37
     30.14 USURY SAVINGS PROVISION...................................................  38

EXHIBITS
--------

EXHIBIT A      Lease Supplement No. ___
EXHIBIT B      Memorandum of Lease and Lease Supplement No.___

                                LEASE AGREEMENT
                                ---------------
                          (Capital One Realty, Inc.)

                   (Tax Retention Operating Lease Agreement)


     THIS LEASE AGREEMENT (Capital One Realty, Inc.) (Tax Retention Operating Lease) (as amended, supplemented or modified from time to time, this "Lease"),
                                                                      -----
dated as of September 3, 1999, is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, as lessor (the "Lessor"), and CAPITAL ONE REALTY, INC., a Delaware corporation, having its
 ------
principal place of business at 2980 Fairview Park Drive, Suite 1300, Falls Church, VA 22042, as lessee (the "Lessee").
                                   ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     A. WHEREAS, subject to the terms and conditions of the Agency Agreement, Lessor will (i) purchase or ground lease various parcels of real property, some of which will (or may) have existing Improvements thereon, from one or more third parties designated by Lessee and (ii) fund the development, refurbishment and construction by the Construction Agent of Improvements on such real property; and

     B. WHEREAS, the Basic Term shall commence with respect to each Property upon the Completion of such Property (the "Basic Term Commencement
                                                    -----------------------
Date").

     C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each Property;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

     1.1      Definitions.
              ------------

     Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix A to the Participation Agreement of
                                 ----------
even date herewith (as such may be amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement") among the
                                        -----------------------
Lessee, the Construction Agent, Capital One Bank, as Guarantor, First Security Bank, National Association, not individually, except as expressly stated therein, as Owner Trustee under the Capital One Realty Trust 1998-1, the Holders, the Lenders and the Agent.

     1.2      Interpretation.
              --------------

     The rules of usage set forth in Appendix A to the Participation Agreement
                                     ----------
shall apply to this Lease.

                                  ARTICLE II

     2.1      Property.
              --------

     Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property. Each Property is (or will be) legally described in the applicable Lease Supplement.

     2.2      Lease Term.
              ----------

     The basic term of this Lease with respect to each Property (the "Basic
                                                                      -----
Term") shall begin upon the Basic Term Commencement Date and shall end on the
----
third annual anniversary of the Initial Closing Date (the "Basic Term Expiration
                                                           ---------------------
Date"), unless the Basic Term is earlier terminated or the term of this Lease is
----
renewed (as described below) in accordance with the provisions of this Lease.

     To the extent no Default or Event of Default has occurred and is continuing, and if Lessee has not provided written notice to Lessor at least one hundred twenty (120) days prior to the Basic Term Expiration Date of its determination to exercise its purchase option or sale option under Article XX hereof, the term of this Lease for each Property shall be automatically extended for one (1) additional term of one (1) year's duration from the Basic Term Expiration Date (the "Renewal Term"); provided, that the expiration date for
                      ------------    --------
such Renewal Term for each Property shall not be later than the fourth annual anniversary of the Initial Closing Date.

     2.3      Title.
              -----

     Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to any Property other than for Lessor Liens.

     2.4      Lease Supplements.
              -----------------

     On or prior to each Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit A hereto.
---------

                                  ARTICLE III
     3.1      Rent.
              ----

              (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Basic Term has commenced with respect to such Property.

              (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

              (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent or Lessee, or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

     3.2      Payment of Basic Rent.
              ---------------------

     Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     3.3      Supplemental Rent.
              -----------------

     Lessee shall pay to Lessor or its designee or to the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Legal Requirements, (a) any and all unpaid fees, charges, payments and other obligations (other than the obligations of Lessor to pay the principal amount of the Loans and the Holder Amount) due and owing by Lessor under the Credit Agreement, under the Trust Agreement and/or under any other Operative Agreement (including specifically without limitation any amounts owing to the Lenders under Section 2.11, Section 2.12, Section 2.13 and Section 9.5 of the Credit Agreement and any amounts owing to the Holders under Section 3.9 or
Section 3.10 of the Trust Agreement) and (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of

Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent. Notwithstanding the foregoing, with respect to each individual Property, Lessee shall have no obligation to pay Supplemental Rent with respect to such Property until the Basic Term has commenced with respect to such Property; provided, nothing in this Section 3.3 shall excuse the
                          --------
Construction Agent from paying amounts (including amounts that would otherwise constitute Supplemental Rent obligations) to the extent such amounts are payable under the Agency Agreement prior to the Basic Term Commencement Date respecting such Property.

     3.4      Performance on a Non-Business Day.
              ---------------------------------

     If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

     3.5      Rent Payment Provisions.
              -----------------------

     Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace period) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements.
Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.

                                   ARTICLE IV

     4.1      Taxes; Utility Charges.
              ----------------------

     Lessee shall pay or cause to be paid all Impositions with respect to the Properties and/or the use, occupancy or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on a Property and related real property during the Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to a Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.


                                   ARTICLE V

     5.1      Quiet Enjoyment.
              ---------------

     Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.


                                  ARTICLE VI

     6.1      Net Lease.
              ---------

     This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any damage to or destruction of any Property or any part thereof; (ii) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (iii) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (iv) any title defect, Lien or any matter affecting title to any Property; (v) any eviction by paramount title or otherwise; (vi) any default by Lessor hereunder; (vii) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting Lessor, Lessee, any Holder or any Governmental Authority; (viii) the impossibility or illegality of performance by Lessor, Lessee or both; (ix) any action of any Governmental Authority; (x) Lessee's acquisition of ownership of all or part of any Property; (xi) breach of any warranty or representation with respect to any Property or any Operative Agreement; (xii) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (xiii) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subject to negotiation.

     6.2      No Termination or Abatement.
              ---------------------------

     Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of Lessor or any Governmental Authority or by any court with respect to Lessor, Lessee, any Holder, or any Governmental Authority. Lessee hereby waives all right (i) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                  ARTICLE VII

     7.1      Ownership of the Property.
              -------------------------

              (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of each Property and (C) Lessee will be treated as the lessee of each Property, but (ii) for federal and all state and local income tax purposes, bankruptcy purposes, commercial law and real estate purposes and all other purposes (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes.

              (b) For all purposes other than as set forth in Section 7.1(a), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations hereunder, (i) this Lease shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties to the extent such is personal property and an irrevocable grant and conveyance of a lien and mortgage on each of the Properties to the extent such is real property; (ii) the acquisition of title in each Property referenced in Article II shall be deemed to be a grant by Lessee to Lessor of, and Lessee hereby grants to Lessor, a lien on and security interest, mortgage lien and deed of trust in all of Lessee's right, title and interest in and to the Property and all proceeds (including without limitation insurance proceeds) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest, mortgage lien and deed of trust under applicable law. Lessor and Lessee shall promptly take such actions as may be necessary or advisable in either party's opinion (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda of this Lease and the various Lease Supplements) to ensure that the security interest, lien, mortgage lien and deed of trust in each Property will be deemed to be a perfected lien and security interest of first priority under applicable law and will be maintained as such throughout the Term.


                                 ARTICLE VIII

     8.1      Condition of the Property.
              -------------------------

     LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. THE LESSEE HAS OR WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS THE LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN THE LESSOR, THE

AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND THE LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

     8.2      Possession and Use of the Property.
              ----------------------------------

              (a) At all times during the Term with respect to each Property, such Property shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Lease. Lessee shall not commit or permit any waste of the Properties or any part thereof.

              (b) The address stated in Section 29.1 of this Lease is the chief place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its chief place of business or chief executive office. Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment and Improvements and contains an accurate legal description for the related parcel of Land. Lessee has no other places of business where the Equipment or Improvements will be located other than those identified on the applicable Lease Supplement.

              (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property (except the Land identified in the Lease Supplement in which such Equipment is also described) in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

              (d) On the Basic Term Commencement Date for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a complete description of each item of Equipment, an Improvement Schedule that has a complete description of each Improvement and a legal description of the Land, to be leased hereunder as of such date. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements and Land shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

              (e) At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

              (f) To the extent any punch list items with respect to any particular Property are not complete as of the Basic Term Commencement Date for such Property, Lessee shall cause such punch list items to be completed promptly after the Basic Term Commencement Date respecting such Property.


                                  ARTICLE IX

     9.1      Compliance With Legal Requirements and Insurance Requirements.
              -------------------------------------------------------------

     Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (i) comply with all material Legal Requirements (including without limitation all Environmental Laws), and all Insurance Requirements relating to the Properties, including the use, development, construction, operation, maintenance, repair, refurbishment and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Properties, and (ii) procure, maintain and comply with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Properties and for the use, development, construction, operation, maintenance, repair and restoration of the Improvements. The Lessor agrees to take such actions as may be reasonably requested by the Lessee in connection with the compliance by the Lessee of its obligations under this Section 9.1.


                                   ARTICLE X

     10.1      Maintenance and Repair; Return.
               ------------------------------

               (a) Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements, Insurance Requirements, and manufacturer's specifications and standards and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Condemnation and Casualty.

               (b) Lessee shall not use or locate any component of any Property outside of any Approved State. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of the Property) described in the applicable Lease Supplement.

               (c) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use and the failure to replace such component would have a Material Adverse Effect on such Property, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens) and has a value, utility and useful life at least equal to the component replaced. All components which are added to the Property shall immediately become the property of, and title thereto shall vest in, Lessor, and shall be deemed incorporated in the Property and subject to the terms of this Lease as if originally leased hereunder.

               (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

               (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) any additional Appraisals (or reappraisals) as Lessor may request if any one of Lessor, the Agent, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such an Appraisal (or reappraisal).

               (f) Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

               (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property, surrender such Property to Lessor, or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of the Lessee at the time of such surrender under Sections 9.1, 10.1(a)-(f), 10.2, 11.1, 12.1, 22.1 and 23.1).

     10.2      Environmental Inspection.
               -------------------------

     If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1, then not more than 120 days nor less than 60 days prior to the Expiration Date, Lessee shall, at its sole cost and expense, provide to Lessor a report by a reputable environmental consultant selected by Lessee, which report shall be in form and substance reasonably satisfactory to Lessor.

                                  ARTICLE XI

     11.1      Modifications.
               -------------

               (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required
      -------------
     to be made pursuant to any Legal Requirement; provided, that: (i) except
                                                   --------
     for any Modification required to be made pursuant to a Legal Requirement, no Modification shall materially impair the value, utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all material Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) to the extent required by
     Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of
     Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification;
     (vi) such Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvements shall be demolished unless Lessee shall finance the proposed Modification outside of this lease facility. All Modifications shall immediately and without further action upon their incorporation into the applicable Property (1) become property of the Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. Lessee shall not remove or attempt to remove any Modification from any Property. Each Ground Lease for a Property shall expressly provide for the provisions of the foregoing sentence. Lessee, at its own cost and expense, will pay for the repairs of any damage to the Property caused by the removal or attempted removal of any Modification.

               (b) The construction process provided for in the Agency Agreement is acknowledged by Lessor and the Agent to be consistent with and in compliance with the terms and provisions of this Article XI.


                                  ARTICLE XII

     12.1      Warranty of Title.
               -----------------

               (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Credit Agreement, other than

     Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of the Lessor created by the Operative Agreements are first priority perfected Liens subject only to Permitted Liens.

               (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.


                                 ARTICLE XIII

     13.1      Permitted Contests Other Than in Respect of Indemnities.
               -------------------------------------------------------

     Except to the extent otherwise provided for in Section 13 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                                  ARTICLE XIV

     14.1      Public Liability and Workers' Compensation Insurance.
               ----------------------------------------------------

     During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on the Properties or the premises where the Equipment is located and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $50,000,000. The policies shall name the Lessee as the insured and shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force. Lessee shall, in the operation of the Properties, comply with applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

     14.2      Permanent Hazard and Other Insurance.
               ------------------------------------

               (a) During the Term for each Property, Lessee shall keep each of the Properties insured against loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in amounts no less than the Termination Value from time to time and on terms that (a) are no less favorable than insurance covering other similar properties owned by Lessee and (b) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. The policies shall name the Lessee as the insured and shall be endorsed to name Lessor as an additional insured and loss payee and the Agent, on behalf of the Holders and the Lenders to the extent of their respective interests, as mortgagee and an additional named insured and loss payee; provided, so long as no Lease Event of Default exists, any
                     --------
     loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid to Lessee.

               (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property.

     14.3      Coverage.
               --------

               (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish Lessor and the Agent with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (except with respect to workers' compensation insurance) Lessor, the Holders, the Agent and the Lender as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee (or the Lessee's Contractors with respect to insurance required to be maintained by such Contractors) and provided by nationally recognized, financially sound insurance companies having an A-X11 or better rating by Best's Key Rating Guide. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or material alteration of such insurance. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by Sections 14.1 and 14.2.

               (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against the Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

               (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

               (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

                                  ARTICLE XV

     15.1  Casualty and Condemnation.
           -------------------------

           (a) Subject to the provisions of this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds under Sections 14.2(a) or (b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Lease Event of Default shall have
                   --------  -------
     occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this paragraph (a). All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and when all such obligations of Lessee with respect to such matters have been satisfied, all amounts so held by Lessor shall be paid over to Lessee.

           (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

           (c) If Lessee shall receive notice of a Casualty or a possible Condemnation of a Property or any interest therein where damage to the affected Property is estimated to equal or exceed twenty-five percent (25%) of the Property Cost of such Property, Lessee shall give notice thereof to the Lessor and to the Agent promptly after the receipt of such notice. In such event or in the event that a condemnation award or other compensation or insurance proceeds in excess of $15,000,000 are received by Lessee or Lessor in respect of any Casualty or Condemnation, then Lessee shall be deemed to have delivered a Termination Notice and the provisions of Sections 16.1 and 16.2 shall apply.

           (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property in accordance with
     Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor and the Agent a notice to such effect.

           (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense and using, if available, the proceeds of any award, compensation or insurance with respect to such Casualty or Condemnation (including, without limitation, any such award, compensation or insurance which has been received by the Agent and which should be turned over to Lessee pursuant to the terms of the Operative Agreements, and if not available or sufficient, using its own funds), promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements or Equipment (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements), so as to restore the applicable Property to substantially the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Property shall remain with Lessor.

           (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

           (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the earlier of the 180th day prior to the Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation to the substantially same condition as existed immediately prior to such Casualty or Condemnation or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in
     Section 20.2) and pay Lessor the Termination Value for such Property; provided, if any Default or Event of Default has occurred and is
     --------
     continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee.
     If a Default has occurred and is continuing and any Loans, Holder Funding or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Funding or other amounts owing with respect thereto) shall be paid to the Lessor.

           (h) The provisions of Section 15.1(a) through 15.1(g) shall not apply to any Property until after the Basic Term commences with respect to such Property.

     15.2  Environmental Matters.
           ---------------------

     Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $15,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and complete any response, clean up, remedial or other action (including without limitation, the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days prior to any time that Lessee elects to remarket any Property pursuant to Section 20.1 hereof or any other provision of any Operative Agreement, Lessee shall deliver a Phase I environmental survey respecting such Property satisfactory in form and substance to the Lessor. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the Phase I environmental survey, Lessee shall be obligated to purchase such Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of such Property to a Person other than Lessee or any Affiliate of Lessee.

     15.3  Notice of Environmental Matters.
           -------------------------------

     Promptly, but in any event within five (5) days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property or Properties. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

                                  ARTICLE XVI

     16.1  Termination Upon Certain Events.
           -------------------------------

     If any of the following occur: (i) Lessee has delivered a notice pursuant to Section 15.1(d), or is deemed to have delivered such notice pursuant to
Section 15.1(c), then following the applicable Casualty or Condemnation this Lease shall terminate with respect to the affected Property, or (ii) Lessee has delivered notice pursuant to the second sentence of Section 15.2 that, due to the occurrence of an Environmental Violation, this Lease shall terminate with respect to the affected Property, then Lessee shall be obligated to deliver, within thirty (30) days of its receipt of notice of the applicable Condemnation or the occurrence of the applicable Casualty or Environmental Violation, a written notice to the Lessor in the form described in Section 16.2(a) (a "Termination Notice") of the termination of this Lease with respect to the
 ------------------
applicable Property.

     16.2  Procedures.
           ----------

           (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of
           ----------------
     Lessee to pay the Termination Value for the applicable Property and purchase such Property on such Termination Date.

           (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, and Lessor shall convey such Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.


                                 ARTICLE XVII

     17.1  Lease Events of Default.
           -----------------------

     If any one or more of the following events (each a "Lease Event of
                                                         --------------
Default") shall occur:
-------

           (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within five (5) days after the same has become due and payable or (ii) any Termination Value, on the date any such payment is due, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

           (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17(a)(ii)) within five
     (5) days after notice that such payment is due and payable or the Guarantor shall fail to make any payment of any amount under any Operative Agreement which has become due and payable (subject to any applicable grace period) after receipt of notice that such payment is due;

           (c) Lessee shall fail to maintain insurance as required by Article XIV of this Lease;

           (d) Lessee shall fail to observe or perform any material term, covenant or condition of Lessee under this Lease (including without limitation the Incorporated Covenants) or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b) or (c) hereof, or the Guarantor shall fail to observe or perform any term, covenant, obligation or condition of the Guarantor under any Operative Agreement other than those set forth in Section 17.1(b) hereof, or any representation or warranty made by Lessee or the Guarantor set forth in this Lease (including without limitation the Incorporated Representations and Warranties) or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way, and, to the extent such failure, misrepresentation or breach of warranty is capable of being cured, such failure, misrepresentation or breach of warranty shall remain uncured for a period of fifteen (15) days after the Lessee or the Guarantor has reason to know or notice thereof; provided, that if such failure misrepresentation or breach is not capable of being cured or if there is no cure period for breach of the Incorporated Representations and Warranties or Incorporated Covenants in the Capital One Credit Agreement or any New Facility the grace period referred to in this subclause (d) shall not apply;

           (e) An Agency Agreement Event of Default shall have occurred and be continuing;

           (f)   [Intentionally Omitted]

           (g)   [Intentionally Omitted];

           (h) The liquidation or dissolution of the Construction Agent or any Credit Party, or the suspension of the business of the Construction Agent or any Credit Party, or the filing by the Construction Agent or any Credit Party of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of the Construction Agent or any Credit Party indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by the Construction Agent or any Credit Party for, or the appointment by consent or acquiescence of the Construction Agent or any Credit Party of a receiver, a trustee or a custodian of the Construction Agent or any Credit Party for all or a substantial part of its property; the making by the Construction Agent or any Credit Party of any assignment for the benefit of creditors; the inability of the Construction Agent or any Credit Party or the admission by the Construction Agent or any Credit Party in writing of its inability to pay its debts as they mature; or the Construction Agent or any Credit Party taking any corporate action to authorize any of the foregoing;

           (i) The filing of an involuntary petition against the Construction Agent or any Credit Party in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of the Construction Agent or any Credit Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Construction Agent or any Credit Party, and the continuance of any of such events for ninety (90) days undismissed or undischarged;

           (j) The adjudication of the Construction Agent or any Credit Party as bankrupt or insolvent;

           (k) The entering of any order in any proceedings against the Construction Agent or any Credit Party decreeing the dissolution, divestiture or split-up of the Construction Agent or any Credit Party, and such order remains in effect for more than sixty (60) days;

           (l) Any material report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of the Construction Agent or any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is false or misleading in any material respect when made or delivered;

           (m) Any Capital One Credit Agreement Event of Default (other than a Capital One Credit Agreement Event of Default attributable solely to Capital One, F.S.B.) or an event of default under any New Facility (other than an event of default under such New Facility attributable solely to Capital One, F.S.B.) shall have occurred and be continuing and shall not have been waived by the Majority Lenders;

           (n) The Construction Agent or any Credit Party or any Subsidiary of the Construction Agent or any Credit Party shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $50,000,000; or any other event or condition shall occur which results in a default of any such Indebtedness or enables the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

           (o) Any Operative Agreement shall cease to be in full force and effect;

           (p) Unless released in connection with the Operative Agreements, the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the guaranty set forth in

     Section 8B of the Participation Agreement or if any material provision of the guaranty set forth in Section 8B of the Participation Agreement shall cease to be in full force and effect;

           then, in any such event Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination, and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

     17.2  Surrender of Possession.
           -----------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties.
Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Properties promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of,
Section 22.1(c) hereof.

     17.3  Reletting.
           ---------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

     17.4  Damages.
           -------

     Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided that Lessee's obligation to make payments of Basic
                 --------
Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.5  Power of Sale.
           -------------

     Without limiting any other remedies set forth in this Lease, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Properties WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties.

     17.6  Final Liquidated Damages.
           ------------------------

     If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 13 of the Participation Agreement, and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value. Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon

Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, the Improvements, Fixtures, Modifications and Equipment and any insurance or condemnation proceeds in connection therewith, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including the release of any memorandum of Lease and Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not
                                             --------  -------
be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications or Equipment or documents unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     17.7  Lessee's Purchase Option During Default.
           ---------------------------------------

     If Lessee exercises its option to purchase a Property in accordance with
Section 20.2 (without regard to the limitation contained in the first sentence of Section 20.2 regarding the absence of Lease Events of Default) within five
(5) days of the occurrence of a Lease Event of Default, the purchase of the applicable Property within such five (5) day period shall be deemed to have cured such Lease Event of Default to the extent such Lease Event of Default is no longer continuing with respect to any other Property remaining subject to this Lease after purchase of the Property in connection with the exercise of the purchase option.

     17.8  Waiver of Certain Rights.
           ------------------------

     If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and
(d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

     17.9  Assignment of Rights Under Contracts.
           ------------------------------------

     If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the purchase, construction, development, use or operation of the Properties (including, without limitation, all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the purchase, construction, use and operation of the Properties.

     17.10 Remedies Cumulative.
           -------------------

     The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.


                                 ARTICLE XVIII

     18.1  Lessor's Right to Cure Lessee's Lease Defaults.
           ----------------------------------------------

     Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon any Property, or real property owned or leased by Lessee and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.


                                  ARTICLE XIX

     19.1  Provisions Relating to Lessee's Exercise of its Purchase Option.
           ---------------------------------------------------------------

     Subject to Section 19.2, in connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to the Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire interest in the Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from the Lessor. The Property shall be conveyed to Lessee "AS IS" "WHERE IS" and in then present physical condition.

     19.2  No Purchase or Termination With Respect to Less than All of a
           -------------------------------------------------------------
Property.
--------

     Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to any Property consisting of Land, Equipment and/or Improvements but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.

                                  ARTICLE XX

     20.1  Purchase Option or Sale Option-General Provisions.
           -------------------------------------------------

     Not less than 120 days and no more than 180 days prior to the Expiration Date or any Payment Date after the Basic Term has commenced for all Properties, Lessee may give Lessor and Agent irrevocable written notice (the "Election
                                                                  --------
Notice") that Lessee is electing to exercise either (a) the option to purchase
------
all the Properties on the Expiration Date or on the Payment Date specified in the Election Notice or, in accordance with the Individual Property Sale Requirements, the option to purchase one or more, but less than all, the Properties on the Payment Date specified in the Election Notice for such purchase (the "Purchase Option") or (b) with respect to an Election Notice given
               ---------------
in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). Regarding the
                                            -----------
purchase of one or more, but less than all, the Properties, at Lessee's option and without the consent of any Financing Party, Lessee may provide irrevocable written notice to Lessor not less than one hundred twenty (120) days and no more than one hundred eighty days prior to any Payment Date that Lessee desires to purchase one or more, but less than all, of the Properties, if (i) the Lessee shall have provided an Appraisal demonstrating that the Properties remaining in the Trust and leased to Lessee pursuant to this Lease and subject to the guaranty by Capital One Bank shall have a Fair Market Sale Value of 75% or more of the Property Cost allocable to such remaining Properties and (ii) on the date of such Election Notice and at the time of sale to Lessee of such Property, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for such Property pursuant to Section 17.7) (the terms referenced in the foregoing subsections (i) and (ii) may be referred to as the "Individual Property Sale
                                                    ------------------------
Requirements").  To the extent the Individual Property Sale Requirements are
------------
satisfied, Lessor shall sell such Property to Lessee. If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least 120 days and not more than 180 days prior to the Expiration Date, then, unless such Expiration Date is the final Expiration Date to which the Term may be extended, the Term of this Lease shall be extended in accordance with Section 2.2 hereof; if such Expiration Date is the final Expiration Date, then Lessee shall be deemed to have elected the Purchase Option with respect to all the Properties. If Lessee shall elect the Sale Option and fail to cause the Properties to be sold or surrendered to Lessor at Lessor's option in accordance with the terms of
Section 22.1 on the Expiration Date, then Lessee shall be deemed to have elected to exercise the Purchase Option (on the Sale Date) as set forth above. If Lessee shall elect (or is deemed to have elected) to exercise the Purchase Option, then Lessee shall pay to Lessor on the date on which such purchase is to occur an amount equal to the Termination Value for all of the Properties (which the parties do not intend to be a "bargain" purchase), and, upon receipt of such amount, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with Section 20.2.

     20.2  Lessee Purchase Option.
           ----------------------

     Provided no Default or Event of Default shall have occurred and be continuing (subject to Section 17.7) and provided that the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase all of the Properties (or, if applicable, and upon satisfaction of all Individual Property Sale Requirements, one or more, but less than all, of the Properties pursuant to a notice provided in accordance with Section 20.1) on the Expiration Date or Payment Date (all as specified in the Election Notice) at a price equal to the Termination Value for such Properties (which the parties do not intend to be a "bargain" purchase price).

     Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this
Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (i) a special or limited warranty Deed or a Bargain and Sale Deed conveying the Property (to the extent it is real property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (ii) a Bill of Sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. The applicable Property, together with any insurance or condemnation proceeds with respect to such Property, shall be conveyed to Lessee "AS IS" "WHERE IS" and in then present physical condition.

     If any Property is the subject of remediation efforts respecting Hazardous Substances at the Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property, then Lessee shall be obligated to repurchase each such Property pursuant to Section 20.2.

     20.3  Third Party Sale Option.
           -----------------------

           (a) Provided no Default or Event of Default shall have occurred and be continuing and provided that the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

           (b) In the event the Lessee exercises the Sale Option then, as soon as practicable and in all events prior to the Expiration Date, the Lessee at its expense shall cause to be delivered to Lessor an environmental site assessment or an update to a prior environmental site assessment for each of the Properties recently prepared (no later than 30 days old) by an independent recognized professional acceptable to Lessor and the Agent and in form, scope and content satisfactory to Lessor and the Agent. In the event that Lessor and the Agent shall not have received such environmental assessment by the

     Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case in Lessor's sole discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for all of the Properties and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Lease, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to the Properties in accordance with Section 19.1.


                                  ARTICLE XXI

     21.1  [Intentionally Omitted]


                                 ARTICLE XXII

     22.1  Sale Procedure.
           --------------

           (a) During the Marketing Period, Lessee, on behalf of the Lessor, shall obtain bids for the cash purchase of the Properties in connection with a sale to one or more purchasers to be consummated on the Expiration Date (the "Sale Date") for the highest price available, shall notify Lessor
                ---------
     promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date unless such amounts have been otherwise paid at such time, Lessee shall pay (or cause to be paid) to Lessor the sum of all costs and expenses referred to in clause FIRST of Section 22.2, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

           Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not
     --------  -------
     reject the bids submitted by the Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for the Properties, plus all costs and expenses referred to in clause FIRST of
     Section 22.2 and represent bona fide offers from one or more third party purchasers. If the Lessor rejects any and all bids pursuant to this Section
     22.1 or if there are no bids, Lessee shall surrender, or cause to be surrendered, each of the Properties in accordance with the terms and conditions of Section 10.1.

           Unless Lessor shall have elected to retain the Properties pursuant to the provisions of the final sentence of the preceding paragraph, Lessee shall arrange for Lessor to sell the Properties free and clear of the Lien of this Lease and any Lessor Liens attributable to it, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust
                      --------  -------
     Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently contesting such Lessor Lien by appropriate proceedings. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (i) a special or limited warranty Deed conveying the Properties (to the extent they are real property) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (ii) a Bill of Sale conveying the Properties (to the extent it is personal property) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (iii) any real estate tax affidavit or other document required by law to be executed and filed in order to record the Deed; and (iv) a FIRPTA affidavit. Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1. Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If each of the Properties is not either (i) sold on the Sale Date in accordance with the terms of this
     Section 22.1, or (ii) retained by the Lessor pursuant to the second paragraph of this Section 22.1(a), then the Lessee shall be deemed to have elected the Purchase Option pursuant to Section 20.1.

           (b) If the Properties are sold on a Sale Date to one or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for the Properties is less than the sum of the aggregate Property Cost for the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then the Lessee hereby
                                  ------------------
     unconditionally promises to pay to the Lessor on the Sale Date all Rent (other than the Termination Value and the Maximum Residual Guarantee Amount) and all other amounts then due and owing pursuant to the Operative Agreements and the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for all of the Properties. If the Properties are retained by the Lessor pursuant to an affirmative election made by the Lessor pursuant to the provisions of Section 22.1(a), then the Lessee hereby unconditionally promises to pay to the Lessor on the Sale Date all Rent (other than the Termination Value and the Maximum Residual Guarantee Amount) and all other amounts then due and owing pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for the Properties.

           (c) In the event that the Properties are either sold to one or more third party purchasers on the Sale Date or retained by the Lessor in connection with an affirmative election made by the Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date, to the extent in Lessee's possession or reasonable control, the Lessee shall provide Lessor or such third party purchaser with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate each such Property for its intended purposes, (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of each such Property for its intended purpose or otherwise as the Lessor shall reasonably request, and (iii) a services agreement covering such services as Lessor or such third party purchaser may request in order to use and operate each such Property for its intended purposes at such rates (not in excess of arm's-length fair market rates) as shall be acceptable to Lessee and Lessor or such third party purchaser. All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to the Lessor or such third party purchaser, as applicable, and shall be fully assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

     22.2  Application of Proceeds of Sale.
           -------------------------------

     The Lessor shall apply the proceeds of sale of any Property in the following order of priority:

               (i)    FIRST, to pay or to reimburse Lessor for the payment of
                      -----
     all reasonable costs and expenses incurred by Lessor in connection with the sale;

               (ii)   SECOND, so long as the Credit Agreement is in effect and
                      ------
     any Holder Fundings or any amount is owing to the Holders under any Operative Agreement, to the Agent to be applied pursuant to inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements; and

               (iii)  THIRD, to the Lessee.
                      -----

     22.3  Indemnity for Excessive Wear.
           ----------------------------

     If the proceeds of the sale described in Section 22.1 with respect to the Properties, less all expenses incurred by Lessor in connection with such sale, shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties, shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

     22.4  Appraisal Procedure.
           -------------------

     For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to
                -------------------
reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the

Lease, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty
(20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal
                                       --------
and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 13 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

     22.5  Certain Obligations Continue.
           ----------------------------

     During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties (including the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount or portion thereof payable under Section 22.1(b), the amount due under Section 22.3, if any, and all other amounts due to Lessor with respect to all Properties. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.


                                 ARTICLE XXIII

     23.1  Holding Over.
           ------------

     If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at 110% of the Basic Rent that would otherwise be due and payable at such time. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional 10% amount shall be applied by the Lessor to the payment of the Loans pursuant to the Credit Agreement and the Holder Fundings pursuant to the Trust Agreement pro rata between the Loans and the Holder Fundings. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.


                                 ARTICLE XXIV

     24.1  Risk of Loss.
           -------------

     During the Term, unless Lessee shall not be in actual possession of the Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.


                                  ARTICLE XXV

     25.1  Assignment.
           ----------

           (a) Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part to any Person other than COFC or a Wholly-Owned Subsidiary of COFC without the prior written consent of the Agent and the Lessor.

           (b) No assignment (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to any assignment regarding this Lease.

     25.2  Subleases.
           ---------

           (a) Promptly following the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Properties described in such Lease Supplement from Lessor, and there shall be no existing tenant respecting such Property other than the Lessee, except to the extent such sublease is permitted under subsection (b) of this Section 25.2.

           (b) Upon written notice to the Financing Parties and subject to the provisions of Section 25.2(c), Lessee may sublet any Property or portion thereof (i) to any Person so long as the sublease shall be expressly subject and subordinate to this Lease, the term of the sublease does not extend beyond the Term of this Lease and the sublease is on fair market terms and at a fair market rental, or (ii) to COFC or a Wholly-Owned Subsidiary of COFC or to an Affiliate or Subsidiary of the Lessee. No other subleases shall be permitted unless consented to in writing by the Lessor.

           (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so sublet.

                                 ARTICLE XXVI

     26.1  No Waiver.
           ---------

     No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                                 ARTICLE XXVII

     27.1  Acceptance of Surrender.
           -----------------------

     No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and the Agent and, prior to the payment or performance of all obligations under the Credit Documents, the Agent, and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

     27.2  No Merger of Title.
           ------------------

     There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate,
(b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.

                                ARTICLE XXVIII

     28.1  Incorporation of Covenants.
           --------------------------

     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of May 25, 1999 (the "Capital One Credit Agreement") among COFC, Capital One Bank and Capital One, F.S.B., as borrowers, The Chase Manhattan Bank, as Administrative Agent and the other financial institutions party thereto. Further reference is made to the representations and warranties of the Guarantor contained in Section 7 of the Capital One Credit Agreement other than the representations contained in Sections 7.04, 7.05, 7.06 and 7.13 (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants of the Guarantor contained in Section 8 of the Capital One Credit Agreement (hereinafter referred to as the "Incorporated Covenants"). The
                                                  ----------------------
Lessee agrees with the Lessor that the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Capital One Credit Agreement related thereto, including specifically without limitation the defined terms contained in Section 1 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants) are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lessor, without giving effect to any waiver, amendment, modification or replacement of the Capital One Credit Agreement or any term or provision of the Incorporated Representations and Warranties or the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the Capital One Credit Agreement or an amendment or modification is executed with respect to the Capital One Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Representations and Warranties or the Incorporated Covenants, then such waiver, amendment or modification shall be effective with respect to the Incorporated Representations and Warranties and the Incorporated Covenants as incorporated by reference into this Lease only if consented to in writing by the Majority Lenders. In the event of any replacement of the Capital One Credit Agreement with a similar credit facility (the "New Facility") the representations and
                                     ------------
warranties and covenants of the Guarantor contained in the New Facility which correspond to the representations and warranties and covenants of the Guarantor contained in Section 7 and Section 8 of the Capital One Credit Agreement shall become the Incorporated Representations and Warranties and the Incorporated Covenants hereunder only if consented to in writing by the Lessor and the Majority Lenders and, if such consent is not granted or if the Capital One Credit Agreement is terminated and not replaced, then the representations and warranties and covenants of the Guarantor contained in Section 7 and Section 8 of the Capital One Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph) shall continue to be the Incorporated Representations and Warranties and the Incorporated Covenants hereunder.

                                 ARTICLE XXIX

     29.1  Notices.
           -------

     All notices required or permitted to be given under this Lease shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

     If to Lessee:

          Capital One Realty, Inc.
          2980 Fairview Park Drive, Suite 1300
          Falls Church, Virginia  22042
          Attention: Director of Capital Markets
          Telephone No.: (703) 205-1000
          Telecopy No.: (703) 205-1748

     with a copy to:

          Capital One Bank
          c/o Capital One Services, Inc.
          2980 Fairview Park Drive, Suite 1300
          Falls Church, Virginia 22042
          Attention: Director of Capital Markets
          Telephone No.: (703) 205-1000
          Telecopy No.: (703) 205-1748

with a further copy to the Legal Department of Capital One Bank at the immediately preceding address.

     If to Lessor:

          First Security Bank, National Association
          79 South Main Street, 3rd Floor
          Salt Lake City, Utah 84111
          Attention: Val T. Orton
          Telephone No.: (801) 246-5300
          Telecopy No.: (801) 246-5053

     with a copy to the Agent:

          Bank of America, N.A.
          901 Main Street
          66th Floor
          Dallas, Texas 75202
          Attention: Shelly K. Harper
          Telephone No.: (214) 209-0567
          Telecopy No.: (214) 209-0604

or such additional parties and/or other address as such party may hereafter designate, and shall be effective upon receipt or refusal thereof.


                                  ARTICLE XXX

     30.1  Miscellaneous.
           -------------

     Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

     30.2  Amendments and Modifications.
           ----------------------------

     Neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by Lessor and Lessee.

     30.3  Successors and Assigns.
           ----------------------

     All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     30.4  Headings and Table of Contents.
           ------------------------------

     The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     30.5  Counterparts.
           ------------

     This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     30.6  GOVERNING LAW.
           -------------

     THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, EXCEPT TO THE EXTENT THAT IN SEEKING TO ENFORCE THIS LEASE WITH RESPECT TO A PROPERTY AND TO THE EXTENT ANY OTHER RIGHTS AND OBLIGATIONS HEREUNDER ARE REQUIRED TO BE GOVERNED UNDER THE LAWS OF THE STATE IN WHICH SUCH PROPERTY IS LOCATED, THE LAWS OF THE STATE IN WHICH SUCH PROPERTY IS LOCATED SHALL APPLY.

     30.7  Calculation of Rent.
           -------------------

     All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of 360 days.

     30.8  Memoranda of Lease and Lease Supplements.
           ----------------------------------------

     This Lease shall not be recorded; provided, Lessor and Lessee shall
                                       --------
promptly record (a) a memorandum of this Lease or a short form Lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the Property Closing Date with respect thereto, and (b) a memorandum of the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto, subject to revisions to accommodate local law) or a
---------
short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the Basic Term Commencement Date with respect to such Property, in each case in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease or any such Lease Supplement in the applicable real estate filing records.

     30.9  Allocations between the Lenders and the Holders.
           -----------------------------------------------

     Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

     30.10 Limitations on Recourse.
           -----------------------

     Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holder or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Properties or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2.

     30.11 WAIVERS OF JURY TRIAL.
           ---------------------

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LESSOR AND THE LESSEE IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE OR ANY COUNTERCLAIM THEREIN.

     30.12 Exercise of Lessor Rights.
           -------------------------

     The Lessee hereby acknowledges and agrees that the rights and powers of the Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements.

     30.13 Submission To Jurisdiction; Waivers.
           -----------------------------------

     Each of the parties hereto hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Lease and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the Commonwealth of Virginia, the courts of the United States of America for the Eastern District of Virginia, and appellate courts from any thereof;

           (b) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to such party at its address set forth in Section 29.1 or at such other address of which the parties hereto shall have been notified pursuant thereto;

           (c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 30.13 any special, exemplary or punitive damages.

     30.14 USURY SAVINGS PROVISION.
           -----------------------

     IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS
SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING, BUT NOT LIMITED TO, PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID

TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

                           [Signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

TWO WITNESSES:                  CAPITAL ONE REALTY, INC.

1.  /s/ Al Ciafre               By: /s/ Stephen Linehan
    -------------------------       --------------------------------------------
    Print: Al Ciafre            Name:   Stephen Linehan
           ------------------         ------------------------------------------
                                Title: Director of Corporate Funding
                                       -----------------------------------------
2.  /s/ John Stilmar
    -------------------------
  Print: John Stilmar
         --------------------



TWO WITNESSES:                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
1.  /s/ Arge Pavlos             not individually, but solely as
    -------------------------
  Print: Arge Pavlos            Owner Trustee under the Capital One Realty Trust
         --------------------
                                1998-1, as Lessor

2.  /s/ Krystal Bagsha          By: /s/ DeAnn Madsen
    -------------------------       --------------------------------------------
  Print:  Krystal Bagsha        Name:   DeAnn Madsen
          -------------------         ------------------------------------------
                                Title:  Assistant Trust Officer
                                     -------------------------------------------



Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

BANK OF AMERICA, N.A.,
as Agent


By:________________________________
Name:______________________________
Title:_____________________________

STATE OF Utah                  )
                               ) ss:
COUNTY OF Salt Lake            )


     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of Salt Lake this 13th day of August, by DeAnn Madsen, as Assistant Trust Officer of FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, on behalf of the Owner Trustee.

[Notarial Seal]                          /s/ Michael Green
                                         ---------------------------------------
                                                        Notary Public

My commission expires: Sept. 10, 2002


STATE OF Virginia              )
                               ) ss:
COUNTY OF Fairfax              )

     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of Fairfax this 23 day of August, by Stephen Linehan, as Director of Corporate Funding of CAPITAL ONE REALTY, INC., a Delaware corporation, on behalf of the corporation.

[Notarial Seal]                          /s/ Francine D. Minnich
                                         ---------------------------------------
                                                        Notary Public

My commission expires: 10/31/1999


STATE OF _______________       )
                               ) ss:
COUNTY OF ______________       )

     The foregoing Lease Agreement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of BANK OF AMERICA,
N.A., a national banking association, as Agent.

[Notarial Seal]                          _______________________________________
                                                       Notary Public

My commission expires:____________

                                                                    EXHIBIT A TO
                                                                       THE LEASE
                                                                    ------------


                       [CONFORM TO REQUIREMENTS OF LAW]

                           LEASE SUPPLEMENT NO. ___

     THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of
                                          ----------------
[________________] between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, as lessor (the "Lessor"), and Capital One Realty, Inc., as lessee (the
                        ------
"Lessee").
-------

     WHEREAS, the Lessor is the owner or will be the owner of the Property described on Schedule I hereto (the "Leased Property") and wishes to lease the
             ----------              ---------------
same to Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement,
                                      ----------
dated as of September 3, 1999, among the Lessee, the Lessor, not individually, except as expressly stated therein, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, the Holders, the Lenders and Bank of America, N.A., as Agent for the Lenders and respecting the Security Documents, as Agent for the Lenders and the Holders, to the extent of their interests.

     SECTION 2. The Properties. Attached hereto as Schedule I is the description of the Leased Property, with an Equipment Schedule attached hereto as Schedule I-A, an Improvement Schedule attached hereto as Schedule I-B and a legal description of the Land for such Project attached hereto as Schedule I-C. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Property shall be subject to the terms and provisions of the Lease.

     SECTION 3. Use of Property. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

     SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF VIRGINIA.

     SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

     SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

TWO WITNESSES:                  FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, but solely as
1. _____________________        Owner Trustee under the Capital One Realty Trust
   Print: ______________        1998-1, as Lessor

2. _____________________        By:_____________________________________________
   Print:_______________        Name____________________________________________
                                Title:__________________________________________




TWO WITNESSES:                  CAPITAL ONE REALTY, INC. as Lessee

1. _____________________        By:_____________________________________________
   Print:_______________        Name:___________________________________________
                                Title:__________________________________________
2. _____________________
   Print: ______________

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as the date hereof.

                                     BANK OF AMERICA, N.A., as Agent

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                      [CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________     )
                             ) ss:
COUNTY OF ______________     )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of FIRST SECURITY
BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, on behalf of the Owner Trustee.

[Notarial Seal]                        _________________________________________
                                                       Notary Public

My commission expires: ____________



STATE OF _______________     )
                             ) ss:
COUNTY OF ______________     )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of CAPITAL ONE
REALTY, INC., a Delaware corporation, on behalf of the corporation.

[Notarial Seal]                        _________________________________________
                                                       Notary Public

My commission expires:_____________

STATE OF _______________     )
                             ) ss:
COUNTY OF ______________     )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of BANK OF AMERICA,
N.A., a national banking association, as Agent.

[Notarial Seal]                        _________________________________________
                                                      Notary Public

                       My commission expires:____________

                                  SCHEDULE I
                         TO LEASE SUPPLEMENT NO. ____

                                 SCHEDULE I-A
                         TO LEASE SUPPLEMENT NO. ____

                                  (Equipment)

                                 SCHEDULE I-B
                         TO LEASE SUPPLEMENT NO. ____

                                (Improvements)

                                 SCHEDULE I-C
                         TO LEASE SUPPLEMENT NO. ____

                                    (Land)

                                                          EXHIBIT B TO THE LEASE
                                                          ----------------------


                       [CONFORM TO REQUIREMENTS OF LAW]

Recordation requested by:

Moore & Van Allen, PLLC



After recordation return to:

Moore & Van Allen, PLLC (WMA)
Bank of America Corporate Center
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003
                                             Space above this line
                                             for Recorder's use

_________________________________

                         MEMORANDUM OF LEASE AGREEMENT
                      (TAX RETENTION OPERATING LEASE) AND
                      LEASE SUPPLEMENT NO. _____________

     THIS MEMORANDUM OF LEASE AGREEMENT (TAX RETENTION OPERATING LEASE) AND LEASE SUPPLEMENT NO. ____________ ("Memorandum"), dated as of _____________, 199___, is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Landlord") and CAPITAL ONE REALTY, INC., a Delaware corporation, with an office at 2980 Fairview Park Drive, Suite 1300, Falls Church, Virginia 22042 (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     That for value received, Landlord and Tenant do hereby covenant, promise and agree as follows:

     1.   Demised Premises.  Landlord has leased to Tenant, and Tenant has
          ----------------
leased from Landlord, for the Term (as hereinafter defined), certain real property and other property located in ________________, which is described in the attached Exhibit A (the "Property"), pursuant to the terms of a Lease Agreement (Capital One Realty, Inc.) (Tax Retention Operating Lease

Agreement), between Landlord and Tenant dated September 3, 1999 (the "Lease") and a Lease Supplement No. _____ between Landlord and Tenant dated ______________ (the "Lease Supplement").

     2.   Term.  The term of the Lease ("Term") commenced on _______ and shall
          ----
end ______________, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease.

     3.   Mortgage; Power of Sale.  Without limiting any other remedies set
          -----------------------
forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that the Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

     4.   Effect of Memorandum.  The purpose of this instrument is to give
          --------------------
notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.


        [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

LANDLORD:                                  TENANT:

FIRST SECURITY BANK,                       CAPITAL ONE REALTY, INC.
NATIONAL ASSOCIATION, not individually,    a Delaware corporation
but solely as Owner Trustee
under the Capital One Realty
Trust 1998-1


By:___________________________      By:__________________________
Its:__________________________      Its:_________________________

                       [CONFORM TO REQUIREMENTS OF LAW]

STATE OF _______________        )
                                ) ss:
COUNTY OF ______________        )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of FIRST SECURITY
BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as Owner Trustee under the Capital One Realty Trust 1998-1, on behalf of the Owner Trustee.

[Notarial Seal]                 _______________________________________________
                                Notary Public

My commission expires:________



STATE OF _______________        )
                                ) ss:
COUNTY OF ______________        )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as __________________ of CAPITAL ONE
REALTY, INC., a Delaware corporation, on behalf of the corporation.

[Notarial Seal]                 ________________________________________________
                                Notary Public

My commission expires:________